SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):            21-Aug-01

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)


Delaware              333-49820            13-3320910
(State or Other       (Commission          (I.R.S. Employer
Jurisdiction          File Number)         Identification No.)
of Incorporation)


        11 Madison Avenue
        New York, New York                    10010
        (Address of Principal               (Zip Code)
        Executive Offices)

Registrant's telephone number, including ar(212) 325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

FNT Mortgage-Backed Pass-Through Certificates, Series 2001-1


STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal       Prin       Int     Prin Loss     End Bal    Dist Date
I-A-1   88,426,058.32  79,009.32 515,818.67       0.00 88,347,049.00  21-Aug-01
III-A-1 70,419,560.95  65,160.81 396,110.03       0.00 70,354,400.14  21-Aug-01
IV-A-1  76,599,737.98  90,231.19 430,873.53       0.00 76,509,506.79  21-Aug-01
IV-A-2  11,829,000.00       0.00 66,538.13        0.00 11,829,000.00  21-Aug-01
IV-A-3  10,004,080.00       0.00 56,272.95        0.00 10,004,080.00  21-Aug-01
A-X-1    1,269,893.63          NA 7,407.71        0.00 1,268,784.97   21-Aug-01
II-A-1  94,477,827.35 1,555,952.3543,247.51       0.00 92,921,874.99  27-Aug-01
II-A-2  63,937,550.91 1,052,985.5372,969.05       0.00 62,884,565.40  27-Aug-01
II-A-3     926,630.89  15,260.65      0.00        0.00   911,370.24   27-Aug-01
A-X-2    9,339,177.38          NA54,478.53        0.00 9,144,145.38   27-Aug-01
A-P        342,215.69     317.96         NA       0.00   341,897.73   27-Aug-01
M1       8,427,371.64   6,531.51 48,182.43        0.00 8,420,840.13   27-Aug-01
M2       3,326,460.56   2,578.13 19,018.62        0.00 3,323,882.43   27-Aug-01
M3       2,217,640.37   1,718.75 12,679.08        0.00 2,215,921.62   27-Aug-01
B-1      1,552,348.26   1,203.13  8,875.36        0.00 1,551,145.13   27-Aug-01
B-2        887,056.15     687.50  5,071.63        0.00   886,368.65   27-Aug-01
B-3      1,108,821.33     859.38  6,339.55        0.00 1,107,961.95   27-Aug-01
A-R              0.00       0.00      0.00        0.00         0.00   27-Aug-01


          Beginning
         Current Prin Principal             Remaining    Interest
Class       Amount    Distributio Interest   Balance       Rate
I-A-1        993.41951    0.88763   5.79495   992.53188   7.0000%
III-A-1      997.38628    0.92290   5.61030   996.46338   6.7500%
IV-A-1       979.43960    1.15374   5.50935   978.28586   6.7500%
IV-A-2      1000.00000    0.00000   5.62500  1000.00000   6.7500%
IV-A-3      1000.00000    0.00000   5.62500  1000.00000   6.7500%
A-X-1        992.31682         NA   5.78851   991.45049   7.0000%
II-A-1       954.32149   15.71669   5.48735   938.60480   6.9000%
II-A-2       954.32149   15.71669   5.56688   938.60480   7.0000%
II-A-3       954.32148   15.71669   0.00000   938.60480     NA
A-X-2        918.77974         NA   5.35955   899.59267   7.0000%
A-P          997.25401    0.92657        NA   996.32744     NA
M1           997.75059    0.77329   5.70451   996.97730   6.8608%
M2           997.75059    0.77329   5.70451   996.97730   6.8608%
M3           997.75059    0.77329   5.70451   996.97730   6.8608%
B-1          997.75059    0.77330   5.70452   996.97729   6.8608%
B-2          997.75059    0.77329   5.70451   996.97730   6.8608%
B-3          997.75059    0.77330   5.70452   996.97729   6.8608%
A-R            0.00000    0.00000   0.00000     0.00000   6.9000%

                                 SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                 DLJ MORTGAGE ACCEPTANCE CORP.

                      By: /s/ Mary Fonti
                      Name:      Mary Fonti
                      Title:     Trust Officer
                                 Bank One

        Dated:          27-Aug-01